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                                                                   Exhibit 10.19

                     Franklin Credit Management Corporation
                                6 Harrison Street
                           New York, New York 10013

                                                                  April 24, 1997

    Steven W. Lefkowitz
    President
    Wade Capital Corp.
    405 Lexington Avenue-54th Floor
    New York, New York 10174

    Gentlemen:

    We hereby grant you this warrant to purchase 17,400 shares of the common stock par value $.01 per share of our Company pursuant to the following terms and conditions:

    l. The warrant gives you the right to purchase up to 17,400 shares of unissued or treasury stock at a price of $7.80 per share. The warrant will expire on April 30, 2002.

    2. You may exercise all or any portion of your warrant at any time and from time to time prior to April 30, 2002 by delivering to us (i) written notice of your desire to exercise (ii) payment of the warrant. price and (iii) this warrant. To the extent you are not exercising this warrant in full, we will return to you a new letter setting forth the remaining portion of the warrants available to you.

         You may not exercise less than 10 shares at any one time unless the total number that you are exercising is the total number that may be purchased under the warrant.

   3. You represent that when you exercise your warrant, you will be purchasing shares of stock for your own account and not on behalf of others, that you will not then be an Underwriter (as such term is defined under the Securities Act of 1933, as amended (the "1933 Act")) and will be purchasing such stock solely for investment with no intention to resell. You understand and acknowledge that federal and state securities law govern and restrict your right to offer, sell, or otherwise dispose of any shares unless the shares are registered under the Securities Act of 1933 as amended and state securities laws or, in the opinion of our counsel, such offers, sales or other disposition is exempt from registration.

         You agree that you will not offer, sell, or otherwise dispose of any shares in any manner which would (i) require us to file any registration statement (or similar filing under state laws) with the Securities and Exchange Commission or to amend or supplement any such filing or (ii) violate or cause us to violate the 1933 Act, the rules and registrations promulgated thereunder or any state or federal law. You further understand that the



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    Steven W. Lefkowitz
    April 24, 1997
    Page 2

         certificates for the shares you purchase will bear such legends as our counsel deems necessary or desirable in connection with the 1933 Act or other rules, regulations or laws.

   4.    This warrant is not transferable.

   5. If there is any change in the outstanding shares of our company by reason of a stock dividend or distribution, stock split up, recapitalization, combination or exchange of shares or by reason of any merger, consolidation, spin-off or other corporate reorganization in which we are the surviving corporation, the numbers of shares available for issuance in connection with the exercise of this warrant and the exercise price shall be equitably adjusted. After any such adjustment, the number of shares subject to the warrant shall be rounded to the nearest whole number.

    If the above is in accordance with our understanding, please sign one copy of this letter in the place provided and return it to me.


                                         Sincerely,


                                         FRANKLIN CREDIT MANAGEMENT CORPORATION

                                         /s/ Thomas Axen

                                         Thomas Axen
                                         President


The above is in accordance
with my understanding;


WADE CAPITAL CORPORATION

By  /s/ Steven W. Lefkowitz
   -----------------------------
Steven W. Lefkowitz, President


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               [FRANKLIN CREDIT MANAGEMENT CORPORATION LETTERHEAD]



                                                             June 21, 2005

VIA HAND DELIVERY

Mr. Steven W. Lefkowitz
53 7th Avenue
Brooklyn, New York 11217

         Re:  Confirmation of Warrant Extension

Dear Steve:

         This is to confirm with you that the expiration date of the 17,400 warrants of common stock (currently 87,000 due to a subsequent reverse split of the stock) granted to you by Franklin Credit Management Corporation ("Franklin Credit") on April 24, 1997, was extended in 2001 by Franklin Credit from
April 30, 2002 to April 30, 2006.


                                            Very truly yours,


                                            /s/ Joseph Caiazzo
                                            Joseph Caiazzo
                                            Secretary

ACKNOWLEDGED AND
AGREED TO


/s/ Steven W. Lefkowitz
-----------------------
Steven W. Lefkowitz